   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 9, 1998

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                                --------------

                                IMC GLOBAL INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              36-3492467
    (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                               2100 SANDERS ROAD
                             NORTHBROOK, IL 60062
                                (847) 272-9200
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                --------------

                               J. BRADFORD JAMES
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                IMC GLOBAL INC.
                               2100 SANDERS ROAD
                             NORTHBROOK, IL 60062
                                (847) 272-9200
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                With copies to:
                              MICHAEL G. TIMMERS
                               KIRKLAND & ELLIS
                            200 EAST RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601

                                --------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this registration statement becomes effective.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-63503
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                        CALCULATION OF REGISTRATION FEE
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
                                                               PROPOSED        PROPOSED
                                                   AMOUNT      MAXIMUM          MAXIMUM       AMOUNT OF
             TITLE OF EACH CLASS OF                TO BE    OFFERING PRICE     AGGREGATE     REGISTRATION
          SECURITIES TO BE REGISTERED            REGISTERED    PER UNIT    OFFERING PRICE(1)     FEE
---------------------------------------------------------------------------------------------------------
Debt Securities.................................    (2)          (2)         $100,000,000      $27,800(3)
---------------------------------------------------------------------------------------------------------

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(1) Estimated solely for the purpose of calculating the registration fee. The aggregate initial public offering price of the securities registered hereby will not exceed $100,000,000.
(2) The amount to be registered and the proposed maximum offering price per unit has been omitted pursuant to Rule 457(o) under the Securities Act of 1933.
(3) The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act of 1933.

                                --------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Commission File No. 333-63503) filed by IMC Global Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on September 16, 1998, which was declared effective by the Commission on September 28, 1998, are incorporated herein by reference including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN NORTHBROOK, ILLINOIS, ON NOVEMBER 9, 1998.

                                          IMC Global Inc.


                                                 /s/ J. Bradford James
                                          By: _________________________________
                                                      J. Bradford James
                                                  Senior Vice President and
                                                   Chief Financial Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

                *                    Chief Executive Officer        November 9, 1998
____________________________________  (principal executive
        Robert E. Fowler, Jr          officer) and Director

                *                    President and Chief            November 9, 1998
____________________________________  Operating Officer
          Douglas A. Pertz            (principal operating
                                      officer)

     /s/ J. Bradford James           Senior Vice President and      November 9, 1998
____________________________________  Chief Financial Officer
         J. Bradford James            (principal financial
                                      officer)

      /s/ Anne M. Scavone            Vice President and             November 9, 1998
____________________________________  Controller
          Anne M. Scavone             (principal accounting
                                      officer)

                 *                   Chairman and Director          November 9, 1998
____________________________________
         Wendell F. Bueche

                 *                   Director                       November 9, 1998
____________________________________
         Raymond F. Bentele

                 *                   Director                       November 9, 1998
____________________________________
        Robert W. Bruce, III

                 *                   Director                       November 9, 1998
____________________________________
          Rod F. Dammeyer

                 *                   Director                       November 9, 1998
____________________________________
      James M. Davidson, Ph.D.

                 *                   Director                       November 9, 1998
____________________________________
         Rene L. Latiolais


             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
                 *                   Director                       November 9, 1998
____________________________________
          Harold H. MacKay

                 *                   Director                       November 9, 1998
____________________________________
          David B. Mathis

                 *                   Director                       November 9, 1998
____________________________________
       Donald F. Mazankowski

                 *                   Director                       November 9, 1998
____________________________________
         Joseph P. Sullivan

                 *                   Director                       November 9, 1998
____________________________________
         Richard L. Thomas

                 *                   Director                       November 9, 1998
____________________________________
          Billie B. Turner

   /s/ J. Bradford James
*By: __________________________
       J. Bradford James
       Attorney in Fact

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                    DOCUMENT DESCRIPTION
  -------                   --------------------

  *5.1     Opinion and consent of Kirkland & Ellis
 *23.1     Consent of Ernst & Young LLP
 *23.2     Consent of Arthur Andersen, Chartered Accountants
 *23.3     Consent of PricewaterhouseCoopers LLP
 *23.4     Consent of Arthur Andersen LLP
 *23.5     Consent of Kirkland & Ellis (included in Exhibit 5.1).
 *24.1     Powers of Attorney

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*  Filed herewith.